                                                                      EXHIBIT 24

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Thomas J. Usher, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Thomas J. Usher
                                        --------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Allen J. Krowe
                                        -------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Steven C. Mason
                                        --------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Robert Mehrabian
                                        ---------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  David G. Vice
                                        ------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  David R. Whitwam
                                        ---------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Erroll B. Davis, Jr.
                                        -------------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Michele J. Hooper, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Michele J. Hooper
                                        ----------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez and M. C. Hanzel, or either of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  Raymond W. LeBoeuf
                                        -----------------------

                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, James G. Berges, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 21st day of February 2002.




                                        /s/  James G. Berges
                                        --------------------